Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated either October 17, 2014 or October 22, 2014 (refer to Appendix A), relating to the financial statements and financial highlights which appear in the August 31, 2014 Annual Reports to Shareholders of John Hancock Funds II, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2014

Appendix A

Fund Name	Report Date
John Hancock Fund II Alternative Asset Allocation Fund	October 17, 2014
John Hancock Fund II Emerging Markets	October 17, 2014
John Hancock Fund II Emerging Markets Debt Fund	October 17, 2014
John Hancock Fund II Floating Rate Income Fund	October 17, 2014
John Hancock Fund II International Small Company Fund	October 17, 2014
John Hancock Fund II Natural Resources Fund	October 17, 2014
John Hancock Fund II Redwood Fund	October 17, 2014
John Hancock Fund II Small Cap Value Fund	October 17, 2014
John Hancock Fund II Strategic Income Opportunities Fund	October 17, 2014
John Hancock Fund II U.S. Equity Fund	October 17, 2014
John Hancock Fund II Retirement Choices 2010 Portfolio	October 17, 2014
John Hancock Fund II Retirement Choices 2015 Portfolio	October 17, 2014
John Hancock Fund II Retirement Choices 2020 Portfolio	October 17, 2014
John Hancock Fund II Retirement Choices 2025 Portfolio	October 17, 2014
John Hancock Fund II Retirement Choices 2030 Portfolio	October 17, 2014
John Hancock Fund II Retirement Choices 2035 Portfolio	October 17, 2014
John Hancock Fund II Retirement Choices 2040 Portfolio	October 17, 2014
John Hancock Fund II Retirement Choices 2045 Portfolio	October 17, 2014
John Hancock Fund II Retirement Choices 2050 Portfolio	October 17, 2014
John Hancock Fund II Retirement Choices 2055 Portfolio	October 17, 2014
John Hancock Fund II Retirement Living 2010 Portfolio	October 17, 2014
John Hancock Fund II Retirement Living 2015 Portfolio	October 17, 2014
John Hancock Fund II Retirement Living 2020 Portfolio	October 17, 2014
John Hancock Fund II Retirement Living 2025 Portfolio	October 17, 2014
John Hancock Fund II Retirement Living 2030 Portfolio	October 17, 2014
John Hancock Fund II Retirement Living 2035 Portfolio	October 17, 2014
John Hancock Fund II Retirement Living 2040 Portfolio	October 17, 2014
John Hancock Fund II Retirement Living 2045 Portfolio	October 17, 2014
John Hancock Fund II Retirement Living 2050 Portfolio	October 17, 2014
John Hancock Fund II Retirement Living 2055 Portfolio	October 17, 2014
John Hancock Fund II Retirement Living through II 2010 Portfolio	October 17, 2014
John Hancock Fund II Retirement Living through II 2015 Portfolio	October 17, 2014
John Hancock Fund II Retirement Living through II 2020 Portfolio	October 17, 2014
John Hancock Fund II Retirement Living through II 2025 Portfolio	October 17, 2014
John Hancock Fund II Retirement Living through II 2030 Portfolio	October 17, 2014
John Hancock Fund II Retirement Living through II 2035 Portfolio	October 17, 2014
John Hancock Fund II Retirement Living through II 2040 Portfolio	October 17, 2014
John Hancock Fund II Retirement Living through II 2045 Portfolio	October 17, 2014
John Hancock Fund II Retirement Living through II 2050 Portfolio	October 17, 2014
John Hancock Fund II Retirement Living through II 2055 Portfolio	October 17, 2014
John Hancock Fund II Active Bond Fund	October 22, 2014
John Hancock Fund II All Cap Core Fund	October 22, 2014

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John Hancock Fund II Alpha Opportunities Fund	October 22, 2014
John Hancock Fund II Blue Chip Growth Fund	October 22, 2014
John Hancock Fund II Capital Appreciation Fund	October 22, 2014
John Hancock Fund II Capital Appreciation Value	October 22, 2014
John Hancock Fund II Core Bond Fund	October 22, 2014
John Hancock Fund II Equity Income Fund	October 22, 2014
John Hancock Fund II Fundamental Global Franchise	October 22, 2014
John Hancock Fund II Global Bond Fund	October 22, 2014
John Hancock Fund II Global Equity Fund	October 22, 2014
John Hancock Fund II Global Real Estate Fund	October 22, 2014
John Hancock Fund II Health Sciences Fund	October 22, 2014
John Hancock Fund II High Yield Fund	October 22, 2014
John Hancock Fund II International Growth Opportunities	October 22, 2014
John Hancock Fund II International Growth Stock	October 22, 2014
John Hancock Fund II International Small Cap Fund	October 22, 2014
John Hancock Fund II International Value Fund	October 22, 2014
John Hancock Fund II Investment Quality Bond Fund	October 22, 2014
John Hancock Fund II Lifestyle II Aggressive	October 22, 2014
John Hancock Fund II Lifestyle II Balanced	October 22, 2014
John Hancock Fund II Lifestyle II Conservative	October 22, 2014
John Hancock Fund II Lifestyle II Growth	October 22, 2014
John Hancock Fund II Lifestyle II Moderate	October 22, 2014
John Hancock Fund II Asia Total Return Fund	October 22, 2014
John Hancock Fund II Science and Technology Fund	October 22, 2014
John Hancock Fund II Mid Cap Stock Fund	October 22, 2014
John Hancock Fund II Mid Value Fund	October 22, 2014
John Hancock Fund II Real Estate Equity Fund	October 22, 2014
John Hancock Fund II Real Estate Securities Fund	October 22, 2014
John Hancock Fund II Real Return Bond Fund	October 22, 2014
John Hancock Fund II Short Term Government Income Fund	October 22, 2014
John Hancock Fund II Small Cap Growth Fund	October 22, 2014
John Hancock Fund II Small Cap Opportunities Fund	October 22, 2014
John Hancock Fund II Small Company Growth Fund	October 22, 2014
John Hancock Fund II Small Company Value Fund	October 22, 2014
John Hancock Fund II Spectrum Income Fund	October 22, 2014
John Hancock Fund II Strategic Equity Allocation	October 22, 2014
John Hancock Fund II Total Return Fund	October 22, 2014
John Hancock Fund II U.S. High Yield Bond Fund	October 22, 2014
John Hancock Fund II Value Fund	October 22, 2014

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